UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 `

Date of report (Date of earliest event reported): May 31, 2017

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated herein reference is an investor presentation to be used by representatives of Broadwind Energy, Inc. (the “Company”) at the Cowen Sustainable Energy & Industrial Technology Forum on, May 31, 2017 in New York, NY. Management will participate in a panel discussion on the Global Wind Supply Chain at 9:30 a.m. local time and will be available for one on one meetings on May 31, 2017. Additionally, Management will be attending investor marketing meetings in Toronto, Canada on Thursday June 1, 2017. Interested parties may view the presentation slides on the Investor page of the Company’s website at http://www.bwen.com.

The information contained in, or incorporated into, this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act regardless of any general incorporation language in such filings.

This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01.  Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Investor presentation to be used by representatives of Broadwind Energy, Inc. at the Cowen Sustainable Energy & Industrial Technology Forum on May 31, 2017 and at investor marketing meetings in Toronto, Canada on June 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

May 31, 2017	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Investor presentation to be used by representatives of Broadwind Energy, Inc. at the Cowen Sustainable Energy & Industrial Technology Forum on May 31, 2017 and at investor marketing meetings in Toronto, Canada on June 1, 2017.